UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04809

Liberty All-Star Equity Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:   December 31

Date of reporting period: January 1, 2019 – June 30, 2019

Item 1. Report of Shareholders.

ALL-STAR®
FUNDS

Semi-Annual Report | June 30, 2019

# Liberty All-Star® Equity Fund

USA
LISTED
NYSE

Contents

1	President’s Letter
4	Top 20 Holdings and Economic Sectors
5	Major Stock Changes in the Quarter
6	Table of Distributions and Rights Offerings
7	Investment Managers/Portfolio Characteristics
8	Manager Interview
10	Schedule of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statements of Changes in Net Assets
20	Financial Highlights
22	Notes to Financial Statements
29	Privacy Policy
32	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT ...

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of growth and value stocks
●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
●	Access to institutional quality investment managers
●	Objective and ongoing manager evaluation
●	Active portfolio rebalancing
●	A quarterly fixed distribution policy
●	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.all-starfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund and your shares are held with the Fund’s transfer agent, Computershare, you can call 1-800-542-3863 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor you may log into your Investor Center account at www.computershare.com/investor and go to “Communication Preferences”.

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	July 2019

The equity market did not provide investors with a smooth ride over the three months of the second quarter, but at the end of the period the results made it all worthwhile. April got the quarter off to a good start, May saw stocks caught in a downdraft before a rebound in June led to a stellar month to close the quarter and the first half.

For the quarter and the half, the S&P 500® Index returned 4.30 percent and 18.54 percent, respectively. The widely-followed Dow Jones Industrial Average (DJIA) returned 3.21 percent and 15.40 percent, while the NASDAQ Composite Index returned 3.87 percent and 21.33 percent.

Underlying economic fundamentals were supportive throughout the quarter and the half. It was the trade/tariff standoff between the U.S. and China that was the principal source of second quarter volatility. The week of May 6 was the worst of the year to date for stocks, as trade talks between the U.S. and China collapsed and the U.S. imposed 25 percent tariffs on $200 billion of Chinese imports. The following week wasn’t any better, as China retaliated with higher tariffs on $60 billion of U.S. goods. The situation was aggravated by the Trump administration’s ban on equipment from Chinese telecom network gear producer Huawei over security concerns. Another round of selling gripped Wall Street to close out the month, as the Trump administration threatened to impose a 5 percent duty on goods from Mexico if the country did not take more overt action to stem the flow of migrants crossing the country from Central America en route to the U.S. border. May closed with a monthly loss of 6.35 percent for the S&P 500®.

The tide turned in early June on comments from Fed Chair Jerome Powell that the Fed was “closely monitoring” developments on the trade front and may lower interest rates if the tariff battles proved injurious to the U.S. economy. A less-than-forecast addition of 75,000 new jobs in May—along with downwardly revised job figures from March and April—stoked speculation that the Fed would act if the economy slowed. Offsetting May’s decline, the S&P 500® rose 7.05 percent in June, and reached an all-time high during the third week of the month. As to tariff disputes, President Trump and President Xi Jinping of China met in person at the G20 summit in Japan at the end of June and pledged to continue working to resolve trade issues.

Liberty All-Star® Equity Fund

Liberty All-Star Equity Fund built on its good first quarter with a strong second quarter and first six months of 2019. For the second quarter, the Fund returned 4.49 percent with shares valued at net asset value (NAV) with dividends reinvested and 7.97 percent with shares valued at market price with dividends reinvested. (Fund returns are net of expenses.) The return on Fund shares valued at NAV and market price both exceeded that of the Lipper Large-Cap Core Mutual Fund Average, which returned 4.16 percent in the second quarter.

For the first half of the year, the Fund returned 19.06 percent with shares valued at NAV with dividends reinvested and 25.65 percent with shares valued at market price with dividends reinvested. The return on Fund shares valued at NAV and market price exceeded that of the Lipper Large-Cap Core Mutual Fund Average, which returned 17.59 percent for the first half. The Fund’s returns in the second quarter and first half also exceeded that of its secondary benchmark, the S&P 500®.

We note that growth style investing continued to produce better relative returns than value style stocks in the second quarter and first half. The broad market Russell 3000® Growth Index returned 4.50 percent for the quarter and 21.41 percent for the first six months. By comparison, its value counterpart returned 3.68 percent for the quarter and 16.05 percent for the half.

Semi-Annual Report (Unaudited) | June 30, 2019	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

The discount at which Fund shares trade relative to their underlying NAV narrowed during the second quarter. For the second quarter, Fund shares traded in a discount range of -3.6 percent to -7.0 percent versus -5.5 percent to -10.2 percent in the first quarter.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.17 per share in the second quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $27.21 per share for a total of more than $2.9 billion since 1987 (the Fund's first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

We are pleased with the Fund’s strong absolute and relative investment results through the first half of the year, as well as for the past several years. The Fund has trailing three-year annualized NAV and market price returns of 14.75 and 20.03 percent, respectively, with both measures exceeding the Fund’s primary and secondary benchmarks. We continue to have confidence that the Fund’s multi-manager, multi-style structure together with adherence to disciplined investing will serve shareholders’ best long-term interests.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer
Liberty All-Star® Equity Fund

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2019 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fund Statistics (Periods ended June 30, 2019)
Net Asset Value (NAV)	$6.66
Market Price	$6.42
Discount	-3.6%

	Quarter	Year-to-Date
Distributions*	$0.17	$0.32
Market Price Trading Range	$5.90 to $6.46	$5.28 to $6.46
Discount Range	-3.6% to -7.0%	-3.6% to -10.2%
Performance (Periods ended June 30, 2019)
Shares Valued at NAV with Dividends Reinvested	4.49%	19.06%
Shares Valued at Market Price with Dividends Reinvested	7.97%	25.65%
Dow Jones Industrial Average	3.21%	15.40%
Lipper Large-Cap Core Mutual Fund Average	4.16%	17.59%
NASDAQ Composite Index	3.87%	21.33%
S&P 500® Index	4.30%	18.54%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2019 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2019.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 32.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Semi-Annual Report (Unaudited) | June 30, 2019	3

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

June 30, 2019 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Visa, Inc.	2.27%
Adobe, Inc.	2.16
PayPal Holdings, Inc.	2.10
Amazon.com, Inc.	2.09
Microsoft Corp.	1.80
Alphabet, Inc.	1.77
salesforce.com, Inc.	1.62
Facebook, Inc.	1.52
Halliburton Co.	1.45
Abbott Laboratories	1.42
American International Group, Inc.	1.37
Equinix, Inc.	1.34
Bank of America Corp.	1.28
Capital One Financial Corp.	1.28
Mondelez International, Inc.	1.19
Edison International	1.15
Danaher Corp.	1.15
Home Depot, Inc.	1.14
Oracle Corp.	1.04
American Tower Corp.	1.02
30.16%

Economic Sectors*	Percent of Net Assets
Information Technology	20.49%
Financials	16.09
Health Care	15.00
Consumer Discretionary	12.47
Industrials	7.96
Communication Services	6.70
Energy	5.68
Consumer Staples	5.25
Real Estate	3.62
Materials	3.00
Utilities	1.25
Other Net Assets	2.49
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

(Unaudited)

The following are the major ($5 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2019.

	Shares
Security Name	Purchases (Sales)	Held as of 6/30/19
Purchases
Halliburton Co.	234,452	866,924

Sales
Booking Holdings, Inc.	(2,781)	5,095
Franklin Resources, Inc.	(168,889)	0
Mondelez International, Inc.	(157,253)	301,199
Ulta Beauty, Inc.	(19,915)	20,180

Semi-Annual Report (Unaudited) | June 30, 2019	5

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	102	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
20093	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
20154	0.51
2016	0.48
20175	0.56
2018	0.68
2019
1st Quarter	0.15
2nd Quarter	0.17
Total	$26.03

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.
[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2019 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of June 30, 2019 (Unaudited)

	Investment Style Spectrum
	Value								Growth

	PZENA		MACQUARIE		ARISTOTLE		SUSTAINABLE		TCW		TOTAL FUND		S&P 500® INDEX
Number of Holdings	38		33		44		28		32		148	*	505
Percent of Holdings in Top 10	37%		33%		35%		43%		52%		19%		22%
Weighted Average Market Capitalization (billions)	$67		$100		$125		$224		$220		$147		$245
Average Five-Year Earnings Per Share Growth	5%		3%		14%		14%		28%		13%		11%
Dividend Yield	2.5%		2.6%		1.7%		1.0%		0.5%		1.6%		2.0%
Price/Earnings Ratio**	14	x	18	x	17	x	31	x	39	x	21	x	21	x
Price/Book Value Ratio	1.3	x	2.1	x	2.4	x	7.4	x	7.5	x	2.6	x	3.4	x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

Semi-Annual Report (Unaudited) | June 30, 2019	7

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

Craig C. Blum, CFA Group Managing Director TCW Investment Management Company

TCW BLENDS OFFENSIVE AND DEFENSIVE STOCKS WITHOUT SACRIFICING GROWTH POTENTIAL

TCW Investment Management Company invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. TCW’s concentrated growth equity strategy seeks companies with distinct advantages in their business model. We recently had the chance to talk with Craig C. Blum, CFA, Group Managing Director and Portfolio Manager at TCW. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

You commented in the Fund’s 2018 Annual Report that the volatility experienced in the fourth quarter would likely continue in 2019. Thus far, your comment seems prescient. At the same time, you viewed volatility as an opportunity to increase your allocation to “high-conviction” holdings at favorable prices. What actions have you taken through the first half of 2019 to increase exposures to those themes, sectors and companies in which you have “high conviction?” And, on the upside, if a stock rises what triggers a full or partial sale?

While our portfolio turnover remained relatively low in the first half of 2019, we have used market volatility to initiate a new position (ASML Holding, a Dutch manufacturer of chip-making equipment) as well as to add modestly to some of our more defensive growth stocks. We remain resolute in our belief that many of the secular themes to which we are exposed—e.g., cloud, digital transformation, mobile, e-commerce and digital payments—should continue to grow despite the trickiness of this late cycle environment. With the market hovering at all-time highs, we have been trimming a few names that we believe may be extended. A partial sale, or trim, occurs when a stock reaches our near-term, 12- to 18-month price target. For a full stock sale, or exiting a position, our process remains repeatable as we ask two questions: First, is the business model impaired? And, second, is the revenue opportunity impaired? If the answer to either is yes, we sell the position.

This year is shaping up as one in which macro factors are playing a significant role in driving equity markets. Those factors include the U.S.-China tariff dispute; tariff issues between the U.S. and other countries/regions, such as Mexico, Canada and the European Union; the possibility of interest rate cuts by the Federal Reserve; and geopolitical considerations like Iran and North Korea—not to mention references to the possibility of an outright recession in the U.S. Review for us, please, how TCW balances bottom-up research and stock-picking with larger macro issues.	“Given the macro forces at work today and the unprecedented amount of global stimulus, we believe it is critical to have a balanced portfolio.”

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

The portfolio is constructed bottom-up, one stock at a time but our portfolio construction process is top-down. Prior to the Great Recession (2008), we elected to employ a light macro overlay to our portfolio construction process whereby about two-thirds of our stocks are “offensive,” i.e., more cyclical, and about one-third are “defensive,” or less cyclical and uncorrelated to GDP. Importantly, we are not sacrificing growth with our defensive stocks; these companies still meet our stringent investment criteria but also tend to limit down capture in an increasingly macro, policy-driven stock market. Given the macro forces at work today and the unprecedented amount of global stimulus, we believe it is critical to have a balanced portfolio. For investors with increasingly short time horizons, it can be easy to get whipsawed by alternating between “risk-on” and “risk-off” sentiment. Timing this is almost impossible. We consider our balanced portfolio construction process another form of risk control.

What is a recent addition to the portion of the Liberty All-Star Equity Fund portfolio that you manage that exemplifies your approach to growth style investing, especially in the current environment?

IHS Markit Ltd., ticker symbol INFO, is a leading information services business with difficult to replicate data sets and deeply embedded data feeds and analytics in the transportation, resources and financial services industries. When we purchased the stock last year, we were attracted to its strong business model—83 percent recurring revenue, low capital intensity, negative working capital via pre-paid subscriptions and high free cash flow generation—but also our belief that INFO might prove to be a bit more defensive in the event of an economic downturn. While not a 20 percent top-line grower like some of our other companies, we believe INFO should be able to grow revenues 5-7 percent annually, improve EBITDA margins about 100 basis points per year and grow earnings 15 percent-plus for several years. And, while financial services would likely be most susceptible in an economic downturn and overall company growth would slow, we believe INFO’s other segments may provide a buffer and organic growth should remain positive.

Craig, thank you very much for your insights.

Semi-Annual Report (Unaudited) | June 30, 2019	9

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.51%)
COMMUNICATION SERVICES (6.70%)
Diversified Telecommunication Services (1.18%)
AT&T, Inc.	238,600	$7,995,486
Verizon Communications, Inc.	141,100	8,061,043
		16,056,529
Entertainment (0.82%)
Walt Disney Co.	80,185	11,197,033

Interactive Media & Services (3.73%)
Alphabet, Inc., Class C(a)	22,304	24,108,617
Facebook, Inc., Class A(a)	107,733	20,792,469
Twitter, Inc.(a)	170,200	5,939,980
		50,841,066
Media (0.97%)
Interpublic Group of Cos., Inc.	329,201	7,436,651
Omnicom Group, Inc.	71,400	5,851,230
		13,287,881
CONSUMER DISCRETIONARY (12.47%)
Auto Components (0.81%)
Lear Corp.	79,050	11,009,293

Automobiles (0.62%)
Ford Motor Co.	822,817	8,417,418

Hotels, Restaurants & Leisure (0.90%)
Yum! Brands, Inc.	110,849	12,267,659

Household Durables (1.97%)
Lennar Corp., Class A	117,000	5,669,820
Lennar Corp., Class B	2,500	96,275
Mohawk Industries, Inc.(a)	55,744	8,220,568
Newell Brands, Inc.	407,591	6,285,053
Sony Corp.(b)	126,400	6,622,096
		26,893,812
Internet & Direct Marketing Retail (2.79%)
Amazon.com, Inc.(a)	15,042	28,483,983
Booking Holdings, Inc.(a)	5,095	9,551,647
		38,035,630
Multiline Retail (0.60%)
Dollar Tree, Inc.(a)	76,100	8,172,379

See Notes to Financial Statements.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Specialty Retail (3.33%)
Home Depot, Inc.	74,645	$15,523,921
Lowe's Cos., Inc.	132,549	13,375,520
TJX Cos., Inc.	180,763	9,558,747
Ulta Beauty, Inc.(a)	20,180	7,000,240
		45,458,428
Textiles, Apparel & Luxury Goods (1.45%)
Gildan Activewear, Inc.	84,164	3,255,463
NIKE, Inc., Class B	112,907	9,478,543
PVH Corp.	73,653	6,970,520
		19,704,526
CONSUMER STAPLES (5.25%)
Beverages (1.01%)
Coca-Cola Co.	148,000	7,536,160
Monster Beverage Corp.(a)	97,400	6,217,042
		13,753,202
Food & Staples Retailing (0.81%)
Costco Wholesale Corp.	26,000	6,870,760
Walgreens Boots Alliance, Inc.	77,000	4,209,590
		11,080,350
Food Products (2.23%)
Archer-Daniels-Midland Co.	177,300	7,233,840
Mondelez International, Inc., Class A	301,199	16,234,626
Tyson Foods, Inc., Class A	85,000	6,862,900
		30,331,366
Personal Products (1.20%)
Estee Lauder Cos., Inc., Class A	51,877	9,499,197
Unilever NV	114,000	6,922,080
		16,421,277
ENERGY (5.68%)
Energy Equipment & Services (2.47%)
Baker Hughes a GE Co.	220,794	5,438,156
Halliburton Co.	866,924	19,713,852
National Oilwell Varco, Inc.	384,909	8,556,527
		33,708,535
Oil, Gas & Consumable Fuels (3.21%)
Cenovus Energy, Inc.	528,447	4,660,902
Concho Resources, Inc.	20,900	2,156,462
ConocoPhillips	118,600	7,234,600
Marathon Oil Corp.	514,010	7,304,082
Occidental Petroleum Corp.	137,200	6,898,416
Phillips 66	70,000	6,547,800

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2019	11

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co.	25,500	$3,923,430
Royal Dutch Shell PLC, Class A(b)	77,126	5,018,589
		43,744,281
FINANCIALS (16.09%)
Banks (5.96%)
Banco Bilbao Vizcaya Argentaria SA(b)	810,000	4,503,600
Bank of America Corp.	602,603	17,475,487
BB&T Corp.	159,300	7,826,409
BOK Financial Corp.	42,000	3,170,160
Citigroup, Inc.	161,935	11,340,308
Commerce Bancshares, Inc.	67,500	4,027,050
Cullen/Frost Bankers, Inc.	38,000	3,559,080
East West Bancorp, Inc.	94,300	4,410,411
JPMorgan Chase & Co.	108,487	12,128,846
Mitsubishi UFJ Financial Group, Inc.(b)	650,000	3,087,500
Wells Fargo & Co.	206,430	9,768,268
		81,297,119
Capital Markets (3.39%)
Ameriprise Financial, Inc.	48,500	7,040,260
Bank of New York Mellon Corp.	152,200	6,719,630
Charles Schwab Corp.	128,600	5,168,434
Goldman Sachs Group, Inc.	31,782	6,502,597
KKR & Co., Inc., Class A	169,926	4,294,030
Morgan Stanley	177,414	7,772,507
S&P Global, Inc.	21,300	4,851,927
UBS Group AG	325,600	3,858,360
		46,207,745
Consumer Finance (1.28%)
Capital One Financial Corp.	192,039	17,425,619

Diversified Financial Services (0.90%)
AXA Equitable Holdings, Inc.	331,351	6,925,236
Voya Financial, Inc.	97,006	5,364,432
		12,289,668
Insurance (4.56%)
Allstate Corp.	82,200	8,358,918
American International Group, Inc.	351,890	18,748,699
Axis Capital Holdings, Ltd.	89,225	5,322,271
Chubb, Ltd.	88,000	12,961,520
Marsh & McLennan Cos., Inc.	85,700	8,548,575
MetLife, Inc.	166,053	8,247,853
		62,187,836

See Notes to Financial Statements.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
HEALTH CARE (15.00%)
Biotechnology (2.02%)
Alexion Pharmaceuticals, Inc.(a)	30,500	$3,994,890
Amgen, Inc.	69,530	12,812,989
BioMarin Pharmaceutical, Inc.(a)	46,500	3,982,725
Regeneron Pharmaceuticals, Inc.(a)	21,804	6,824,652
		27,615,256
Health Care Equipment & Supplies (4.58%)
Abbott Laboratories	230,817	19,411,710
Alcon, Inc.(a)	94,313	5,852,121
Align Technology, Inc.(a)	21,480	5,879,076
Becton Dickinson and Co.	32,713	8,244,003
Danaher Corp.	109,353	15,628,731
Medtronic PLC	76,500	7,450,335
		62,465,976
Health Care Providers & Services (4.09%)
Acadia Healthcare Co., Inc.(a)	112,000	3,914,400
Cardinal Health, Inc.	243,147	11,452,224
Cigna Corp.	46,457	7,319,300
CVS Health Corp.	135,000	7,356,150
McKesson Corp.	52,029	6,992,177
Quest Diagnostics, Inc.	80,000	8,144,800
UnitedHealth Group, Inc.	43,677	10,657,625
		55,836,676
Life Sciences Tools & Services (0.51%)
Illumina, Inc.(a)	18,735	6,897,290

Pharmaceuticals (3.80%)
Johnson & Johnson	59,300	8,259,304
Merck & Co., Inc.	99,900	8,376,615
Mylan NV(a)	205,038	3,903,924
Novartis AG(b)	71,400	6,519,534
Novo Nordisk A/S(b)	160,301	8,181,763
Pfizer, Inc.	182,000	7,884,240
Zoetis, Inc.	76,100	8,636,589
		51,761,969
INDUSTRIALS (7.96%)
Aerospace & Defense (1.63%)
General Dynamics Corp.	36,000	6,545,520
Northrop Grumman Corp.	26,700	8,627,037
Raytheon Co.	40,300	7,007,364
		22,179,921

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2019	13

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Building Products (1.05%)
Allegion PLC	68,500	$7,572,675
Johnson Controls International PLC	163,000	6,733,530
		14,306,205
Commercial Services & Supplies (1.06%)
Waste Connections, Inc.	62,600	5,983,308
Waste Management, Inc.	73,300	8,456,621
		14,439,929
Industrial Conglomerates (0.72%)
General Electric Co.	929,137	9,755,939

Machinery (2.45%)
Oshkosh Corp.	90,500	7,555,845
Parker-Hannifin Corp.	39,000	6,630,390
Stanley Black & Decker, Inc.	51,049	7,382,196
Wabtec Corp.	80,124	5,749,698
Xylem, Inc.	73,500	6,147,540
		33,465,669
Professional Services (1.05%)
IHS Markit, Ltd.(a)	97,900	6,238,188
TransUnion	110,700	8,137,557
		14,375,745
INFORMATION TECHNOLOGY (20.49%)
Communications Equipment (0.61%)
Cisco Systems, Inc.	151,800	8,308,014

IT Services (6.92%)
Automatic Data Processing, Inc.	50,658	8,375,287
Cognizant Technology Solutions Corp., Class A	119,301	7,562,491
FleetCor Technologies, Inc.(a)	34,173	9,597,487
Mastercard, Inc., Class A	35,055	9,273,099
PayPal Holdings, Inc.(a)	249,795	28,591,536
Visa, Inc., Class A	178,558	30,988,741
		94,388,641
Semiconductors & Semiconductor Equipment (2.27%)
ASML Holding N.V.	15,171	3,154,506
Broadcom Ltd.	27,300	7,858,578
Intel Corp.	146,400	7,008,168
Microchip Technology, Inc.	89,000	7,716,300
NVIDIA Corp.	31,943	5,245,999
		30,983,551

See Notes to Financial Statements.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (10.13%)
Adobe, Inc.(a)	99,765	$29,395,757
ANSYS, Inc.(a)	40,500	8,295,210
Autodesk, Inc.(a)	64,710	10,541,259
Intuit, Inc.	36,368	9,504,050
Microsoft Corp.	183,530	24,585,679
Oracle Corp.	248,853	14,177,155
salesforce.com, Inc.(a)	145,625	22,095,681
ServiceNow, Inc.(a)	49,281	13,531,084
Splunk, Inc.(a)	47,900	6,023,425
		138,149,300
Technology Hardware, Storage & Peripherals (0.56%)
Hewlett Packard Enterprise Co.	509,076	7,610,686

MATERIALS (3.00%)
Chemicals (2.47%)
Ecolab, Inc.	56,093	11,075,002
EI du Pont de Nemours & Co.	105,151	7,893,686
Linde PLC	40,209	8,073,967
PPG Industries, Inc.	57,000	6,652,470
		33,695,125
Construction Materials (0.53%)
Martin Marietta Materials, Inc.	31,000	7,133,410

REAL ESTATE (3.62%)
Equity Real Estate Investment Trusts (REITs) (3.62%)
American Tower Corp.	68,300	13,963,935
Equinix, Inc.	36,258	18,284,547
Equity LifeStyle Properties, Inc.	36,800	4,465,312
Equity Residential	107,700	8,176,584
Sun Communities, Inc.	35,100	4,499,469
		49,389,847
UTILITIES (1.25%)
Electric Utilities (1.15%)
Edison International	231,988	15,638,311

Gas Utilities (0.10%)
National Fuel Gas Co.	27,043	1,426,518

TOTAL COMMON STOCKS
(COST OF $1,040,395,463)		1,329,612,630

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2019	15

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
SHORT TERM INVESTMENTS (2.50%)
MONEY MARKET FUND (2.50%)
State Street Institutional US Government Money Market Fund, 2.296%(c)
(COST OF $34,088,362)	34,088,362	$34,088,362

TOTAL SHORT TERM INVESTMENTS
(COST OF $34,088,362)		34,088,362

TOTAL INVESTMENTS (100.01%)
(COST OF $1,074,483,825)		1,363,700,992

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.01%)		(81,906)

NET ASSETS (100.00%)		$1,363,619,086

NET ASSET VALUE PER SHARE
(204,697,796 SHARES OUTSTANDING)		$6.66

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Rate reflects seven-day effective yield on June 30, 2019.

See Notes to Financial Statements.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

ASSETS:
Investments at market value (Cost $1,074,483,825)	$1,363,700,992
Receivable for investment securities sold	112,267
Dividends and interest receivable	1,143,178
Tax reclaim receivable	187,683
Prepaid and other assets	140,362
TOTAL ASSETS	1,365,284,482

LIABILITIES:
Payable for investments purchased	211,107
Investment advisory fee payable	775,685
Payable for administration, pricing and bookkeeping fees	392,353
Accrued expenses	286,251
TOTAL LIABILITIES	1,665,396
NET ASSETS	$1,363,619,086

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,115,401,680
Total distributable earnings	$248,217,406
NET ASSETS	$1,363,619,086

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	204,697,796
NET ASSET VALUE PER SHARE	$6.66

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2019	17

Liberty All-Star® Equity Fund	Statement of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $129,528)	$11,458,541
Securities lending income	13,753
TOTAL INVESTMENT INCOME	11,472,294

EXPENSES:
Investment advisory fee	4,602,889
Administration fee	1,150,727
Pricing and bookkeeping fees	81,494
Audit fee	23,533
Custodian fee	52,821
Insurance expense	26,530
Legal fees	131,133
NYSE fee	105,191
Shareholder communication expenses	64,621
Transfer agent fees	62,711
Trustees’ fees and expenses	133,992
Miscellaneous expenses	23,147
TOTAL EXPENSES	6,458,789
NET INVESTMENT INCOME	5,013,505

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions	50,797,492
Net realized gain on foreign currency transactions	768
Net change in unrealized appreciation on investments	165,505,046
Net change in unrealized appreciation on foreign currency transactions	1,683
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	216,304,989
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$221,318,494

See Notes to Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2019 (Unaudited)	For the Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$5,013,505	$9,569,061
Net realized gain on investment transactions	50,798,260	100,668,585
Net change in unrealized appreciation/(depreciation) on investments	165,506,729	(168,327,936)
Net Increase/(Decrease) in Net Assets From Operations	221,318,494	(58,090,290)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(64,567,326)	(109,670,517)
Return of capital	–	(23,661,265)
Total Distributions	(64,567,326)	(133,331,782)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	23,792,384	44,719,226
Net increase resulting from Capital Share Transactions	23,792,384	44,719,226

Total Increase/(Decrease) in Net Assets	180,543,552	(146,702,846)

NET ASSETS:
Beginning of period	1,183,075,534	1,329,778,380
End of period	$1,363,619,086	$1,183,075,534

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2019	19

Liberty All-Star® Equity Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Return of capital
Total Distributions
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(b)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements.

20	www.all-starfunds.com

Financial Highlights

For the Six Months Ended June 30, 2019		For the Year Ended December 31,
(Unaudited)		2018	2017	2016	2015	2014

$5.89		$6.87	$6.13	$6.18	$6.84	$6.71

0.02		0.05	0.04	0.04	0.04	0.02
1.07		(0.35)	1.26	0.39	(0.19)	0.50
1.09		(0.30)	1.30	0.43	(0.15)	0.52

(0.32)		(0.05)	(0.04)	(0.05)	–	(0.08)
–		(0.51)	(0.45)	(0.38)	(0.51)	(0.30)
–		(0.12)	(0.07)	(0.05)	–	(0.01)
(0.32)		(0.68)	(0.56)	(0.48)	(0.51)	(0.39)
$6.66		$5.89	$6.87	$6.13	$6.18	$6.84
$6.42		$5.38	$6.30	$5.16	$5.35	$5.98

19.1	%(c)	(4.5%)	23.4%	9.1%	(1.0%)	8.9%
25.7	%(c)	(4.9%)	34.4%	6.1%	(2.0%)	7.0%

$1,364		$1,183	$1,330	$1,161	$1,137	$1,225
1.00	%(d)	1.00%	1.01%	1.07%	1.04%	1.03%
0.77	%(d)	0.72%	0.64%	0.76%	0.60%	0.32%
11	%(c)	22%	21%	46%	76%	36%

Semi-Annual Report (Unaudited) | June 30, 2019	21

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Trustees (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Fund’s Fair Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor ALPS Advisors Inc. (the “Advisor” and “AAI”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of June 30, 2019, the Fund held no securities that were fair valued.

22	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Semi-Annual Report (Unaudited) | June 30, 2019	23

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

As of June 30, 2019 there were no securities on loan.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

24	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2019:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,329,612,630	$–	$–	$1,329,612,630
Short Term Investments	34,088,362	–	–	34,088,362
Total	$1,363,700,992	$–	$–	$1,363,700,992

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of June 30, 2019.

Semi-Annual Report (Unaudited) | June 30, 2019	25

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

The tax character of distributions paid during the year ended December 31, 2018 were as follows:

Distributions Paid From:	December 31, 2018
Ordinary Income	$11,589,164
Long-term capital gains	98,081,353
Return of Capital	23,661,265
Total	$133,331,782

As of June 30, 2019, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$1,075,135,314	$353,577,983	$(65,012,305)	$288,565,678

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

26	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Investment Advisory Fees for the six months ended June 30, 2019 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2019 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

Semi-Annual Report (Unaudited) | June 30, 2019	27

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2019, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $141,146,873 and $179,688,886, respectively.

NOTE 6. CAPITAL TRANSACTIONS

During the six months ended June 30, 2019 and year ended December 31, 2018, distributions in the amounts of $23,792,384 and $44,719,226, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 3,885,892 and of 7,228,907 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 8. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Eliminated and modified disclosures have been adopted.

28	www.all-starfunds.com

Liberty All-Star® Equity Fund	Privacy Policy

(Unaudited)

FACTS	WHAT DO THE LIBERTY ALL-STAR FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
Social Security number Assets Retirement Assets Transaction History Checking Account Information	Purchase History Account Balances Account Transactions Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Liberty All-Star Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE LIBERTY ALL-STAR FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

QUESTIONS?	Call 1-800-241-1850

Semi-Annual Report (Unaudited) | June 30, 2019	29

Liberty All-Star® Equity Fund	Privacy Policy

(Unaudited)

WHO WE ARE
Who is providing this notice?	Liberty All-Star Funds
WHAT WE DO
How do the Liberty All-Star Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Liberty All-Star Funds collect my personal information?

We collect your personal information, for example, when you

●    Open an account

●    Provide account information

●    Give us your contact information

●    Make deposits or withdrawals from your account

●    Make a wire transfer

●    Tell us where to send the money

●    Tells us who receives the money

●    Show your government-issued ID

●    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    Sharing for affiliates’ everyday business purposes - information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

30	www.all-starfunds.com

Liberty All-Star® Equity Fund	Privacy Policy

(Unaudited)

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● The Liberty All-Star Funds do not share with our affiliates for marketing purposes.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Liberty All-Star Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Liberty All-Star Funds don’t jointly market.

Semi-Annual Report (Unaudited) | June 30, 2019	31

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Index

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with lower price-to-book-ratios and lower forecasted growth values.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

32	www.all-starfunds.com

INVESTMENT ADVISOR	LEGAL COUNSEL
ALPS Advisors, Inc.	K&L Gates LLP
1290 Broadway, Suite 1100	1601 K Street, NW
Denver, Colorado 80203	Washington, DC 20006
303-623-2577
www.all-starfunds.com
DIRECTORS
Thomas W. Brock*, Chairman
INDEPENDENT REGISTERED	Edmund J. Burke
PUBLIC ACCOUNTING FIRM	George R. Gaspari*
Deloitte & Touche LLP	Milton M. Irvin*
1601 Wewatta Street, Suite 400	Dr. John J. Neuhauser*
Denver, Colorado 80202	Maureen K. Usifer*

CUSTODIAN	OFFICERS
State Street Bank & Trust Company	William R. Parmentier, Jr., President Mark
One Lincoln Street	T. Haley, CFA, Senior Vice President
Boston, Massachusetts 02111	Kimberly R. Storms, Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary
INVESTOR ASSISTANCE,	Erin D. Nelson, Chief Compliance Officer
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR	* Member of the Audit Committee
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-Q or Form N-PORT (beginning March 31, 2019). The Fund’s Form N-Qs and Form N-PORTs are/will be available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR® FUNDS

# Liberty All-Star® Equity Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1100
Denver, CO 80203
303-623-2577

www.all-starfunds.com

*Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.*

USA LISTED NYSE

Item 2. Code of Ethics.

Not Applicable to this report.

Item 3. Audit Committee Financial Expert.

Not Applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6. Schedule.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2019, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 13. Exhibits.

(a)(1) Not applicable to this report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 attached hereto as Exhibit 99.302CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier
William R. Parmentier, Jr. President (Principal Executive Officer)

Date:	September 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier
William R. Parmentier, Jr. President (Principal Executive Officer)

Date:	September 4, 2019

By:	/s/ Kimberly R. Storms
Kimberly R. Storms Treasurer (Principal Financial Officer)

Date:	September 4, 2019